Exhibit 10.2

THIRD AMENDMENT TO
OPTION TO PURCHASE REAL ESTATE

This Second Amendment to Option to Purchase Real Estate is made and entered this       day of June, 2004, by and between WUETHRICH PORK N’ GRAIN, INC., an Indiana Corporation, of 5547 East 200 South, Rensselaer, Indiana (hereinafter referred to as “Seller”) and IROQUOIS BIO-ENERGY COMPANY, LLC of 6317 East 181st Avenue, Hebron, Indiana (hereinafter referred to as “Buyer”);

WITNESSETH:

WHEREAS, Seller and Buyer previously entered into an Option to Purchase Real Estate dated March 31, 2003; and

WHEREAS, Seller and Buyer previously entered into a First Amendment to Option to Purchase Real Estate on August 22, 2003; and a Second Amendment to Purchase Real Estate, and

WHEREAS, the parties now wish to extend the date of the option to purchase for the Buyer, as well as to modify the sales price on option to purchase approximately 68.90 acres.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth herein, the parties hereby enter into the following Third Amendment to Option to Purchase Real Estate.

1.                                       Paragraph 1 of the Option to Purchase Real Estate shall hereby be amended to extend the Buyers’ option to purchase said real estate from March 31, 2004 up through and including October 30, 2004.

2.                                       Paragraph 2 entitled Purchase Price and Manner of Payment,” shall be now modified in its entirety to read as follows: The total purchase price for the real estate acreage which contains 68.90 acres shall be Six Thousand and 00/100 Dollars ($6,000.00) per acre or the total sum of Four Hundred Thirteen Thousand Four Hundred and 00/100 Dollars ($413,400.00). However, in the event adjacent land immediately surrounding the 68.90 acres is purchased by Iroquois Bio-Energy Company, LLC in excess of Six Thousand and 00/100 Dollars ($6,000.00) per acre within two (2) years of the date of execution of this Third Amendment to Option to Purchase Real Estate, the purchase price herein as to the 68.90 acres shall be modified to match the sales price per acre of the adjoining property. Said increase per acre in the sales price is subject to passage by the Board Members of Iroquois Bio-Energy Company, LLC.

3.                                       All other terms and conditions of the original Option to Purchase Real Estate executed on March 31, 2003 and the First Amendment to Option to Purchase Real estate executed on August 22, 2003, shall remain in full force and effect.

Before me, a Notary Public, in and for said County of State, personally appeared KEITH GIBSON, Vice President of Iroquois Bio-Energy Company, LLC., and acknowledged the execution of the foregoing Third Amendment to Option to Purchase Real Estate.

WITNESS my hand and Notarial Seal this 29 day of June, 2004.

/s/ JANET S. WAKELAND
Notary Public

County of Residence:	JASPER	JANET S. WAKELAND
Commission Expire:	May 3, 2008	Printed Name

STATE OF INDIANA	)
	)	SS:
COUNTY OF	)

IN WITNESS WHEREOF, the Seller and Buyer have executed this Third Amendment to Option to Purchase Real Estate on this       day of June, 2004.

WUETHRICH PORK N’ GRAIN, INC.		IROQUOIS BIO-ENERGY COMPANY, LLC

By:	/s/ DAVID F. WUETHRICH	By:	/s/ MICHAEL AYLESWORTH
	David F. Wuethrich, Vice President		Michael Aylesworth, President

By:	/s/ MARK D. WUETHRICH	By:	/s/ KEITH GIBSON
	Mark D. Wuethrich, Secretary		Keith Gibson, Vice President

Before me, a Notary Public, in and for said County of State, personally appeared DAVID F. WUETHRICH, Vice President of Wuethrich Pork N’ Grain, Inc., and acknowledged the execution of the foregoing Third Amendment to Option to Purchase Real Estate.

WITNESS my hand and Notarial Seal this 30 day of June, 2004.

/s/ BARBARA A. WHITAKER
Notary Public

County of Residence:	JASPER	Barbara A. Whitaker, Notary
Commission Expires:	9/1/07	Printed Name

STATE OF INDIANA	)
	)	SS:
COUNTY OF PULASKI

Before me, a Notary Public, in and for said County of State, personally appeared MARK D. WUETIHRICH, Secretary of Wuethrich Pork N’ Grain, Inc., and acknowledged the execution of the foregoing Third Amendment to Option to Purchase Real Estate.

WITNESS my hand and Notarial Seal this 30 day of June, 2004.

/s/ BARBARA A. WHITAKER
Notary Public

County of Residence:	JASPER	Barbara A. Whitaker, Notary
Commission Expires:	9/1/07	Printed Name

STATE OF INDIANA	)
	)	SS:
COUNTY OF PULASKI

Before me, a Notary Public, in and for said County of State, personally appeared MICHAEL AYLESWORTH, President of Iroquois Bio-Energy Company, LLC., and acknowledged the execution of the foregoing Third Amendment to Option to Purchase Real Estate.

WITNESS my hand and Notarial Seal this 29 day of June, 2004.

/s/ TABATHA GAINS
Notary Public

County of Residence:	PORTER	Tabatha Gains
Commission Expires:	9-21-2011	Printed Name

STATE OF INDIANA	)	[NOTARY SEAL]
	)	SS:
COUNTY OF PORTER	)